Exhibit 10.17(g)

EXECUTION COPY	September 9, 2009

Sixth Amendment to the Frontier Airlines, Inc. Co-Branded Credit Card Agreement

This Sixth Amendment to the Frontier Airlines, Inc. Affinity Credit Card Agreement, made this 9th day of September 2009 by and between Barclays Bank Delaware, formerly known as Juniper Bank (“Barclays”) and Frontier Airlines, Inc. (“Frontier”) further amends the Frontier Airlines, Inc. Credit Card Agreement between the parties dated March 12, 2003. This agreement, as amended by the letter agreement and amendments described below in the Recitals, shall be referred to as the “Agreement”.

RECITALS:

WHEREAS, the parties entered into the Agreement (Exhibit 1 hereto) on March 12, 2003;

WHEREAS, the parties entered a letter agreement dated April 1, 2003 regarding the pass through of Volume Incentive of ***** (Exhibit 2 hereto).

WHEREAS, the parties entered into a First Amendment to the Agreement in May 2003 (the “First Amendment”). Neither of the parties can locate an executed version of the First Amendment and hereby agree to and ratify the terms of the First Amendment attached as Exhibit 3 to this Agreement; and

WHEREAS, the parties entered into a Second Amendment to the Agreement in April 2005 (the “Second Amendment”) a copy of which is attached as Exhibit 4 to this Agreement; and

WHEREAS, the parties entered into a Third Amendment to the Agreement on March 27, 2006 (the “Third Amendment”) but inadvertently titled this Third Amendment as the Second Amendment to the Agreement. A copy of this Third Amendment is attached to this Agreement as Exhibit 5; and

WHEREAS, the parties entered into a Fourth Amendment to the Agreement in May 2007 (the “Fourth Amendment”), a copy of which is attached as Exhibit 6 to this Agreement; and

WHEREAS, the parties entered into a Fifth Amendment to the Agreement in May 2007 (the “Fifth Amendment”), a copy of which is attached as Exhibit 7 to this Agreement; and

WHEREAS, on April 10, 2008, Frontier and certain of its affiliated companies commenced Chapter 11 cases by filing voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Chapter 11 Case No. 08-11298 (RDD).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

WHEREAS, Frontier and Barclays desire to further amend the Agreement to extend the Term of the Agreement and revise the compensation paid thereunder.

THEREFORE, the parties agree to amend the Agreement as follows:

1.	Section 1(p) of the Agreement is deleted and the following is inserted in its place:

“Initial Term” means the period that begins on the Effective Date and ends on December 31. 2017, except as otherwise provided herein.

2.	The following shall be inserted as new Section 3(f):

“(f) Frontier shall, at a minimum, maintain the same level of marketing of the program as it did on July 1, 2009 and, in addition, shall ***** of the effective date of the Sixth Amendment commence marketing in its choice of the following marketing channels provided that the total Projected Channel Value *****:

Account Channel	Projected Channel Value*
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

*	Projected Channel Value is an assigned value and not a representation of performance of the particular channel.

3.	The following is added to the end of Section 4(a):

“Upon Frontier entering into an agreement with ***** for the payment of all or part of the Volume Incentive, Barclays agrees it will continue to fund the Volume Incentive so that the combined Volume Incentive under this Agreement and the ***** is equal to *****, provided Barclays will not be required to fund ***** of the combined Volume Incentive.”

4.	The following is inserted as new Section 5A immediately following Section 5:

“5A. PRE-PURCHASE OF MILES

5A.1 Pre-Purchase of Miles. Barclays will pre-purchase Miles in an amount totaling ***** (together with pre-purchased miles otherwise acquired hereunder, the “Pre-Purchased Miles”) and wire such funds to Frontier upon the satisfaction of the following conditions (“Closing Conditions”): (i) Unrestricted Cash shall be equal to or greater than *****; (ii) assumption of this Agreement, as amended, in the Frontier Bankruptcy by final non-appealable order; and (iii) the effective

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

date of Frontier’s Plan of Reorganization after confirmation of the Plan by non-appealable order. The price for each Pre-Purchased Mile shall be *****.

5A.2 Use of Pre-Purchased Miles. Barclays shall use the Pre-Purchased Miles to ***** in the manner and in accordance with the following terms and conditions. In addition, Frontier shall pay interest on ***** as set forth below.

5A.2.1 Payment with Pre-Purchased Miles. Commencing in October, 2009 and in each month thereafter that Barclays holds Pre-Purchased Miles, it shall compensate Frontier for fees earned hereunder with Pre-Purchased Miles pursuant to the following process: *****. For avoidance of doubt, the reporting and use of Pre-Purchased Miles as payment in lieu of cash shall occur within the time frames established in Section 5.

5A.2.2 Interest Payments. Commencing on the ***** of the calendar month following the Pre-Purchase Date, and continuing on the ***** of each calendar month, except for the month of February where the interest payment shall be due *****, so long as any Pre-Purchased Miles remain outstanding, Frontier will pay Barclays interest accruing *****. Unless otherwise agreed, Barclays *****

5A.3 Subsequent Monthly Purchase. Commencing in November, 2009, or the first day of the month following the pre-purchase of miles set forth in Section 5A.1 ***** (each a “Subsequent Purchase”). ***** shall mean the outstanding dollar amount of ***** held by Barclays on any given measurement date. Each Subsequent Purchase shall occur no later than the ***** following the month in which ***** are measured (the “Subsequent Purchase Date”). Prior to ***** (the “Repurchase Commencement Date”), in each month in which the ***** are not met, the Cap shall be reduced by *****. Commencing on the Repurchase Commencement Date, the Cap shall be reduced by ***** each month until such time no Pre-Purchased Miles remain outstanding. In the event that the average monthly fees earned during a calendar quarter hereunder are less than ***** (the “Shortfall Payment”) on or before the ***** following the end of the particular quarter. For purposes of this Agreement, the “Initial Cap” shall be ***** and the Cap will reduce accordingly as set forth above. Subsequent Purchases that occur in February shall occur on the later of ***** pursuant to Section 13(b). In the event that the monthly fees due to Frontier materially increase, Barclays agrees to in good faith, consider an increase in the Cap.

5A.3.1 ***** Barclays’s obligations to make a Subsequent Purchase each month pursuant to Section 5A.3 will only arise upon and are subject to the satisfaction or waiver of *****.

(i)	Frontier’s Unrestricted Cash shall be equal to or greater than *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	No ***** has occurred in and is continuing as of the last day of the month being measured, as determined following expiration of applicable cure, grace, or dispute periods.

(iii)	No ***** occurred in and is continuing as of the last day of the month being measured, as determined following expiration of applicable cure, grace, or dispute periods.

(iv)	No merger of Frontier has occurred provided that merger as used in this sub-section does not include a merger with Republic Airways Holdings, Inc., or its subsidiaries (collectively “Republic”) or a merger that is the result of an internal restructuring of Republic.

(v)	Frontier shall have complied with the reporting requirements set forth in Section 13(b) for the month being measured.”

5A.4 Prepayment. Frontier may repurchase all or any of the Pre-Purchased Miles at any time, or from time to time, without penalty or premium. Any prepayment shall include accrued interest, if any, in accordance with Section 5A.2.2

5A.5 Acceptance of Payment with Pre-Purchased Miles. Frontier agrees to *****.

5A.6 Other Uses of Pre-Purchased Miles. Barclays may use Pre-Purchased Miles for purposes other than as set forth in Sections 5A.2 through 5A.6, subject to Frontier’s approval of these other uses, which approval shall not be unreasonably withheld. If Frontier has not met ***** under 5A.3.1 above, Frontier’s approval of other uses is not required. Frontier shall provide commercially reasonable methods to redeem these Pre-Purchased Miles (e.g., mileage certificates or assignment to FF Accounts) to facilitate the use of the Pre-Purchased Miles by Barclays and/or the recipient of said Pre-Purchased Miles. This obligation shall survive termination of this Agreement. If Barclays uses Pre-Purchased Miles pursuant to the Section 5A.6, Barclays shall provide monthly reports detailing the use of such Pre-Purchased Miles. The Pre-Purchased miles Barclays uses under this Section 5.A.6 during any month will be deducted from the Cap and included in calculating Unused Pre-Purchased Miles under Section 5.A.3 above.

5A.7 Transportation Tax. *****, as set forth in Section 5(b), shall *****.”

5.	The definition of Suspension Event set forth in Section 6(b)(i) through (iv) is deleted and the following inserted in its place:

(i)	The average Passenger Enplanements (“PE”) for the *****, for which Frontier has reported data declines ***** from the average PE *****. Passenger Enplanements will include passengers flown

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

on Frontier flights operated by Lynx Aviation, Inc., Republic Airways Holdings, Inc. or its subsidiaries; or other carriers operating flights for Frontier under a codeshare; capacity purchase agreement, or similar type agreements;

(ii)	The average number of Active Frequent Flyers for the ***** for which Frontier has reported data declines ***** from the number of Active Frequent Flyers *****. Active Frequent Flyers shall mean a Frontier Member that has flown on a Frontier flight or used their Account *****.

(iii)	Frontier fails to maintain a frequent flyer program that is as competitive on a relative basis in the then current marketplace as the EarlyReturns Program is as of July 1, 2009 based on domestic award levels and domestic mileage earning capability, provided that Barclays provides notice of the failure to maintain the frequent flyer program which will commence a ***** period during which Frontier may cure the deficiency, including notice in reasonable detail and with backup information for why and how Barclay’s believes the frequent flyer program is not adequately competitive;

(iv)	Frontier becomes subject to voluntary or involuntary bankruptcy, insolvency, receivership, conservatorship or like proceedings, and for which Barclays does not terminate pursuant to Section 15(d) below;”

6.	Section 13(b) of the Agreement is deleted and the following inserted in its place:

“(b) Frontier shall make available to Barclays the following reports: (i) annual audited financials statements ***** after the end of each fiscal year and unaudited quarterly financial statements ***** after the end of each fiscal quarter; provided that the filing of such reports on a segment reporting basis in a format consistent with Securities Exchange Commission (“SEC”) standards as part of the Republic Airways Holdings filings on EDGAR shall satisfy the delivery obligations hereunder; (ii) annual financial plans and monthly projections for the following year as soon as practicable after preparation thereof in the ordinary course of business but in no event later than ***** of each year; (iii) monthly income statements and balance sheet results ***** following the close of each month; (iv) ***** after the end of each month, a monthly attestation from Frontier that ***** were met as of the end of the then ended month and to include a statement of the month end ***** and rolling ***** EBITDA for the then ended month: and (v) Monthly certificate of compliance with Section 6(b) including reporting of Active Frequent Flyers and Passenger Enplanements as well as the baseline Active Frequent Flyers and baseline Passenger Enplanements ***** following the end of each month. In addition, Frontier agrees to make available an appropriate person for monthly or quarterly calls, as determined by Barclays, with Barclays Chief Financial Officer and/or Chief Risk Officer; provided that each month or quarter Barclays desires to have such a call, it will provide Frontier with prior notice.”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.	The following is added to the Agreement as new Section 25.

“25. Merchant Acquirer,

(a)	Barclays shall ***** of the effective date of the Sixth Amendment provide Frontier with a commercially reasonable merchant acquiring proposal (the “MA Proposal”) along with a plan to implement such program ***** of the effective date of the Sixth Amendment. Barclays shall ***** of the effective date of this Agreement, implement for Frontier a commercially reasonable merchant acquiring solution (the “MA Solution”). The MA Solution shall be selected so long as it is Competitive in the marketplace. “Competitive” as used herein is based on a combination of pricing and offers received from other providers in a commercially reasonable RFP process. Barclays *****. Moreover, to the extent that the MA Solution is not equal to or better than the Competitive Proposal, Frontier shall communicate to Barclays as much information as it can under the restrictions in any confidentiality agreements with other providers. Based on such communication, Barclays shall be afforded the opportunity to re-propose in an attempt to improve its offer. If the Barclays MA Solution on a Combined or standalone basis, as appropriate, is still not Competitive, Frontier shall have the right to terminate this Agreement without Penalty, provided: (i) Frontier presents ***** of its intent to terminate, said notice to be provided *****; and (ii) the date of the notice in sub-section (i) shall be deemed the Repurchase Commencement Date for the purposes of Section 5A.3. If Barclays falls to provide a good faith MA Solution, the initial Term of this. Agreement will revert back to the original date of *****, provided the Repurchase Commencement Date shall become *****. If Barclays provides a good faith MA Solution and Frontier selects a standalone acquiring solution instead of the MA Solution, the terms of this Agreement as amended by the Sixth Amendment will remain in effect.

(b)	The parties acknowledge that the intent of the Pre-Purchase of Miles is to provide liquidity to Frontier while the Parties develop the MA Solution. In the event the Parties enter into an agreement for the MA Solution, unless otherwise agreed, Frontier shall repurchase the Pre-Purchased Miles ***** of the effective date of the MA Solution Agreement provided the MA Solution releases funds from Frontier’s then existing holdback by

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

an amount equal to or greater than the then current Cap amount under this Agreement. The Parties further acknowledge that if the impact of hold back is ameliorated by Frontier electing to participate in an industry wide initiative or other mechanism, Frontier’s right to terminate pursuant to this Section 25 shall be deemed waived.”

8.	All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

9.	This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

10.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE /s/ [Authorized Signatory]	FRONTIER AIRLINES, INC. /s/ [Authorized Signatory]
(Signature) Managing Director	(Signature) SVP & CFO
(Title) September 9, 2009	(Title) September 9, 2009
(Date)	(Date)